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                                                                       Exhibit 5

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
[LOGO]                                             LINCOLN INVESTOR ADVANTAGE(SM)                        THE LINCOLN NATIONAL LIFE
                                                    VARIABLE ANNUITY APPLICATION                              INSURANCE COMPANY
                                                                                                                  (COMPANY)
                                                                                                             FORT WAYNE, INDIANA

All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1A CONTRACT OWNER      MAXIMUM AGE OF CONTRACT OWNER IS 85. IF TRUST IS OWNER, TRUST DOCUMENTS ARE REQUIRED.

___________________________________________________    ____________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

___________________________________________________    _________________________________________________________ / / Male / / Female
Street Address (Physical Street Address required)      Date of Birth

___________________________________________________    ____________________________________________________________
City State Zip                                         Home Telephone Number

___________________________________________________    ________________________________________________________ Is Trust revocable*
Trustee Name*                                          Date of Trust*                                              / / Yes / / No

1B JOINT CONTRACT OWNER MAXIMUM AGE OF JOINT CONTRACT OWNER IS 85.

_______________________________________________ ______________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

_______________________________________________ / / Spouse / / Non-Spouse Male / / Female / /
Date of Birth

2A ANNUITANT (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IS YOUNGER, WILL BE THE ANNUITANT.) MAXIMUM AGE OF
ANNUITANT IS 85.
___________________________________________________    ____________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

___________________________________________________    _________________________________________________________ / / Male / / Female
Street Address (Physical Street Address required)      Date of Birth

___________________________________________________    ____________________________________________________________
City State Zip                                         Home Telephone Number

2B CONTINGENT ANNUITANT MAXIMUM AGE OF CONTINGENT ANNUITANT IS 85

___________________________________________________    ____________________________________________________________
Name (First, Middle Initial, Last)                     Social Security Number/TIN

3 BENEFICIARIES (SHARE PERCENTAGE MUST EQUAL 100%. STATE BENEFICIARIES FULL LEGAL NAME. LIST ADDITIONAL BENEFICIARIES IN SECTION 7.

________________________________________  ___________________________________  _______________  ___________  ______%
Full Legal Name / / Primary / / Contingent  Relationship to Contract Owner       Date of Birth    SSN/TIN

___________________________________________________________________________________________________________________
Beneficiary Address (Physical Street Address required)

________________________________________  ___________________________________  _______________  ___________  ______%
Full Legal Name / / Primary / / Contingent  Relationship to Contract Owner       Date of Birth    SSN/TIN

___________________________________________________________________________________________________________________
Beneficiary Address (Physical Street Address required)

________________________________________  ___________________________________  _______________  ___________  ______%
Full Legal Name / / Primary / / Contingent  Relationship to Contract Owner       Date of Birth    SSN/TIN

___________________________________________________________________________________________________________________
Beneficiary Address (Physical Street Address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.
ANF06747-LIA 11/11
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4 TYPE OF CONTRACT (ONLY CHOOSE ONE)

/ / NONQUALIFIED: (Do NOT select plan type)
/ / TAX-QUALIFIED (Must complete plan type)
PLAN TYPE (CHECK ONE):   / / Roth IRA      / / Traditional IRA
                         / / SEP / / Other_________________________________________
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5 TELEPHONE/INTERNET AUTHORIZATION (CHECK BOX IF THIS OPTION IS NOT DESIRED.)

I/We hereby authorize and direct the Company to accept instructions via telephone or the internet from any person including my/our registered representative who can furnish proper identification to exchange units from sub account to sub account, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on the application at the time of issue. I/We agree to hold harmless and indemnify the Company and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

If you DO NOT want Telephone/Internet Authorization check this box / /

6 REPLACEMENT Must complete this section

What is the total amount of annuities and all inforce insurance on your life? (Please list in the box below.) If none, check this box: / /

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
              FACE AMOUNT                                        REPLACEMENT OR
            (LIFE INSURANCE     POLICY/CONTRACT     ISSUE DATE      CHANGE OF     CHECK HERE IF
COMPANY          ONLY)              NUMBER          (MM/DD/YY)    POLICY/OWNER    1035EXCHANGE
------------------------------------------------------------------------------------------------

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7 ADDITIONAL REMARKS

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

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8 DECLARATIONS AND SIGNATURES

Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/WE ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS AND VERIFY MY/OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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________________________________ ____________________________________________ ____________________
SIGNATURE OF CONTRACT OWNER           SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE) DATE

_______________________________________ ________________________________________
Dated at (City and State)                Dated at (City and State)

_____________________________________________________________________________________      ________
SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)      DATE
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9 REPRESENTATIVE'S SIGNATURE

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Does the applicant have any existing life insurance policies or annuity contracts? / / Yes / / No
Will the proposed contract replace any existing annuity or life insurance? / / Yes / / No
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The representative hereby certifies he/she witnessed the signature(s) in Section
8 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


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_________________________________________________ _________________________________________
Signature of Registered Representative                Registered Representative SS#
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